QUARTERLY REPORT
                               DECEMBER 31, 1997

                                      FMI
                                   FOCUS FUND

                                   A NO-LOAD
                                  MUTUAL FUND

                                 FMI FOCUS FUND

                                                                February 6, 1998

Dear Fellow Shareholder:

  We are pleased to report that the FMI Focus Fund experienced another good quarter, increasing in value by 3.5%. It is gratifying to produce positive results for a quarter in which many mutual funds struggled. The 2.8% advanced by the S&P 500 masked the overall weakness in the market. The Russell 2000 Index (smaller companies) was down 3.3% and NASDAQ composite was down 6.7%. Lipper Analytical Services reported that the average U.S. stock fund was down 1.54% while the small cap, capital appreciation, and Midcap mutual fund categories were down 5.08%, 3.68%, and 3.41%, respectively. So again, against that backdrop, we are pleased with the results.

  Three stocks were important contributors this quarter: The PMI Group, a private mortgage insurance company, John Wiley and Sons, a publisher, and VWR Scientific Products Corp., a laboratory products distributor. All three stocks had several common characteristics, including low valuation, particularly relative to private market value, low or no expectations on the part of Wall Street, and little Wall Street coverage. During the quarter, all three stocks appreciated significantly as investors "rediscovered" these companies.

  We are also pleased to note that the Fund completed it's first full year of operation since inception on December 16, 1996. Through year end 1997, the Fund's total return was 73.9% (70.1% annualized). For calendar 1997, the Fund's 69.7% return placed it third among all domestic equity mutual funds and second in the capital appreciation category, according to Lipper Analytical Services. While we are thrilled to get off to such a terrific start, and believe the strong results help validate our focused approach to investing, we enter 1998 on a somewhat cautious note.

  The events unfolding in Asia, combined with high valuations, particularly in the large capitalization sector of the U.S. stock market, seem likely to produce a choppy and volatile market this year, perhaps similar to the recent experience this past quarter. We believe the fallout from the "Asian Flu" may still be in front of us. The impact is likely to be uneven, hurting some companies much more than others, producing plenty of earnings disappointments and investment potholes. Investor resolve is likely to be tested, all the more because we have just come through a period of investment nirvana. Corporate earnings were very strong last year, interest rates fell throughout the year, and investors poured money into mutual funds, increasing the demand for stocks. In other words, last year's near perfect environment set up a very tough comparison for this year even if "Asia" had not occurred.

  Of course, choppy and volatile environments can create excellent long term opportunities for careful, diligent investors. But more than ever, it will be critical to really know your companies to avoid being shaken out just when you should be buying more.

  We think just such an opportunity is unfolding in one of our old favorites, Raychem Corporation. We made a lot of money the last time Raychem "became misunderstood" -- euphemisms for the stock price declining, or over-reacting to certain events.

  You may recall from previous shareholder letters that Raychem is a global leader in materials science, producing special plastics, adhesives, ceramics, and gels. The company's original core competency entailed applying proprietary technology to polymers to create clever "intelligent" materials, i.e., plastics that "remember" original shapes often being subject to harsh conditions, or gels that can seal electrical connections without requiring heat. These products are used to seal and protect outside physical plant, ranging from electric utilities and electrical equipment to telephone companies. Just look up at any telephone or utility pole and you will see several Raychem products at work.

  From this core technology, Raychem developed many new, rapidly growing products like Polyswitch, an ingenious "resettable" fuse device, which has turned into a $200 million business from standing start in the early 1990s. The company is also one of two major players in the burgeoning touch screen market. Most of the touch screens you see in restaurants, hotels, reservation desks, etc. are likely to be either Raychem's or MicroTouch's. Indeed, we think the intermediate outlook for touch screens is sufficiently exciting that the Fund invested in MicroTouch as well.

  Raychem's excellent mix of proprietary businesses has created barriers to entry, resulting in attractive profit margins and outstanding free cash flow generation. But concern about Asian exposure, about 20% of Raychem's sales, has depressed the stock to very attractive levels. In our opinion, based on our 1998 estimates, Raychem is trading at only 13 times earnings and 13 times free cash flow. And management has committed much of the cash flow to buying back stock. President, Richard Kashnow is clearly an effective and shareholder-oriented manager.

  From current levels, we believe Raychem will be an excellent investment over the next several years.

  In closing, we want to thank Fiduciary Management's Research Director, Patrick English, for the VWR Scientific idea and FMI Focus shareholders for their continued support.

Sincerely,

/s/ Ted D. Kellner               /s/ Richard E. Lane

Ted D. Kellner, C.F.A.           Richard E. Lane, C.F.A.
Portfolio Manager                Portfolio Manager

225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

STATEMENT OF NET ASSETS
December 31, 1997 (Unaudited)

    SHARES                                                           QUOTED
OR PRINCIPAL                                                         MARKET
    AMOUNT                                                        VALUE (B)<F2>
 ---------                                                        ---------
LONG-TERM INVESTMENTS 112.3% (A)<F1>
COMMON STOCKS  -- 112.3% (A)<F1>

            BANKS/SAVINGS & LOANS -- 20.6%
     5,000  Amcore Financial Inc.                                  $125,625
     4,000  Associated Banc-Corp.                                   220,500
     7,800  Bay Bancshares, Inc.                                    154,050
    19,200  Blackhawk Bancorp, Inc.                                 288,000
     1,000  First State Bancorporation                               21,375
    10,000  Local Financial (c)<F3>                                 116,250
     1,500  Merchants Bancshares, Inc.                               48,750
    13,000  Prime Bancshares, Inc.                                  271,375
    13,000  Six Rivers National Bank                                230,750
     7,000  Southwest Bancorporation
              of Texas, Inc.                                        217,875
     4,000  Summit Bancshares, Inc.                                  84,000
     2,000  Union Bankshares Ltd.                                    50,250
                                                                 ----------
                                                                  1,828,800

            CABLE -- 4.7%
    24,000  Jones Intercable Inc. Cl A                              421,512

            CHEMICAL/SPECIALTY MATERIALS -- 6.6%
    10,000  Minerals Technologies Inc.                              454,380
     5,000  Solutia Inc.                                            133,440
                                                                 ----------
                                                                    587,820

            CONSUMER PRODUCTS-NON-DURABLE -- 4.4%
    17,000  Jostens, Inc.                                           392,071

            ELECTRONICS -- 11.8%
    18,000  Berg Electronics Corp.                                  409,500
     8,000  Methode Electronics, Inc.                               130,000
    23,000  MicroTouch Systems, Inc.                                362,250
     6,000  Tollgrade Communications Inc.                           142,500
                                                                 ----------
                                                                  1,044,250
            HEALTH INDUSTRIES -- 5.1%
    18,875  Covance Inc.                                            375,140
    20,000  IBAH, Inc.                                               75,000
                                                                 ----------
                                                                    450,140
            INDUSTRIAL PRODUCTS -- 12.8%
    14,000  Bandag, Inc. Class A                                    670,250
    12,900  General Cable Corporation                               466,825
                                                                 ----------
                                                                  1,137,075
            INSURANCE -- 20.8%
     6,000  CapMAC Holdings Inc.                                    208,500
     8,000  Delphi Financial Group, Inc.                            360,000
     4,000  MBIA Inc.                                               267,252
    13,000  Motor Club of America                                   175,500
     3,000  Old Republic International Corp.                        111,564
     5,900  The PMI Group, Inc.                                     426,647
    11,950  Stirling Cooke Brown Holdings                           292,775
                                                                 ----------
                                                                  1,842,238

            MEDIA/COMMUNICATION -- 16.7%
    22,000  Anixter International Inc.                              363,000
    22,000  Cabletron Systems, Inc.                                 330,000
     6,000  Corning Inc.                                            222,750
    15,000  Imax Corporation                                        330,000
    12,000  PairGain Technologies, Inc.                             232,500
                                                                 ----------
                                                                  1,478,250

            MISCELLANEOUS-FINANCE -- 3.0%
    15,000  Willis Lease Finance Corp.                              262,500

            PRINTING/PUBLISHING/FORMS -- 4.4%
     3,000  John Wiley & Sons, Inc.                                 162,750
    10,000  The Petersen Companies, Inc.                            230,000
                                                                 ----------
                                                                    392,750
            RETAIL TRADE -- 1.4%
    15,400  Homebase, Inc.                                          121,275
                                                                 ----------
            Total common stocks                                   9,958,681

RIGHTS -- 0.0% (A)<F1>
       800  Delphi International Ltd
               Rights, 01/22/98                                           0
                                                                 ----------
            Total long-term
              investments                                         9,958,681

SHORT-TERM INVESTMENTS -- 0.1% (A)<F1>
            Variable Rate Demand Notes
    $9,984  Warner-Lambert Company                                    9,984
                                                                 ----------
            Total short-term investments                              9,984
                                                                 ----------
            Total investments                                     9,968,665
            Liabilities, less cash and
              receivables (12.4%) (A)<F1>(D)<F4>                (1,102,185)
                                                                 ----------
            NET ASSETS                                           $8,866,480
                                                                 ==========

            Net Asset Value Per Share
              ($0.01 par value
              500,000,000 shares
              authorized),offering
              and redemption price
              ($8,866,480 / 600,372
              shares outstanding)                                    $14.77
                                                                     ======

(a)<F1>Percentages for the various classifications relate to net assets.
(b)<F2>Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities which are traded over-the-counter, unlisted, or if no sale is reported, are valued at the most recent bid price (the most recent ask price for securities sold short). Options purchased or written are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at cost which approximates quoted market value.
(c)<F3>Security, purchased September 3, 1997, is illiquid and unregistered and is valued at fair value as discussed in footnote (b). The issuer, at its own cost, has agreed to cause registration of the security and has submitted its registration to the Securities and Exchange Commission as of January 5, 1998.
(d)<F4>Includes $745,633 of short sales (proceeds $748,132).

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.